                                                                    EXHIBIT 10.1

                   DOVER DOWNS GAMING & ENTERTAINMENT, INC.

                            2002 Stock Option Plan


     1. Purpose. The 2002 Stock Option Plan (the "Plan") is intended to advance the best interests of Dover Downs Gaming & Entertainment, Inc. (the "Company") by providing its employees and the employees of its subsidiaries with additional incentive and by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

     2. Administration. The Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of two or more Directors of the Company. Meetings shall be held at such time and place as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission of such member, including, but not limited to, the exercise of any power or discretion under the Plan, except those resulting from gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $0.10 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 1,500,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option for any reason shall expire, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Termination of Plan. The Plan shall terminate on January 14, 2012; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 16 hereof, shall in any way affect any Option then outstanding.

     5. Authority to Grant Options. The Committee may grant from time to time to such eligible individuals (the "Participants") as it shall from time to time determine an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee. The Committee shall determine whether an Option shall be an "incentive stock option" qualified under
Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option). The aggregate Fair Market Value (determined as provided in Section 7 of the Plan) of the Stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by the Company and subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Code (or such greater or lesser dollar amount as may be in effect under the Code on the date of grant). No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

     6. Eligibility. Participants shall be employees of the Company, or of any subsidiary corporation, as the Committee shall determine from time to time; provided, however, that no employee owning more than ten percent (10%) of the stock of the Company at the time an Option is granted shall be eligible to participate in the Plan. For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

     7. Option Price. The price at which shares may be purchased pursuant to an Option (the "Option Price") shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the Option Price shall be more than such fair market value. The "fair market value" of the Stock shall be the closing price of the Stock on the New York Stock Exchange as reported in The Wall Street Journal for the trading day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the trading day before the Option is granted.

     8. Duration of Options. No Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that an Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of such ten-year period.

     9. Amount Exercisable. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     10. Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and specifying the address to which the certificates for such shares are to be mailed, accompanied by provision for full payment for the Shares. The Option Price shall be payable in cash or its equivalent or if permitted by the terms of the Award Agreement (a) by tendering previously acquired shares of Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Stock which are tendered must have been held by the Participant for at least twelve (12) months prior to their tender to satisfy the Option Price), (b) by broker-assisted cashless exercise (provided that any shares of Stock which are sold in connection with any broker-assisted cashless exercise must have been held by the Participant for at least twelve (12) months if such shares were previously acquired by exercise of an option) or (c) by a combination of any of the foregoing. Notice may be delivered in person to a member of the Committee, or the Secretary of the Company, or may be sent by registered mail, return receipt requested, to a member of the Committee, or the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such Option has been so exercised, issued in the Participant's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant, at the address specified pursuant to this Section 10.

     11. Transferability of Options. Options shall not be transferable by a Participant other than by will or under the laws of descent and distribution, and shall be exercisable only by the Participant during such Participant's lifetime. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of an Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest conferred by an Option, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void.

     12. Certain Option Terminations. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the Award Agreement, but not in excess of one day less than three months following severance of the employment relationship between the Company or its subsidiary corporation and the Participant for any reason, for or without cause. For purposes of termination of an Option, if a Participant is an employee of a subsidiary of the Company, the aforementioned employment relationship shall be deemed severed at such time as the subsidiary ceases for any reason to be a subsidiary of the Company under
Section 6 hereto whether or not the employee continues in the employ of the subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or its subsidiary corporation and the Participant shall be determined by the Committee at the time thereof. If, before the date of expiration of the Option, the Participant shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one day less than three months after the date of such retirement. In the event of such retirement, the Participant shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Participant was entitled to exercise such Option immediately prior to such retirement. After the death of the Participant, the Participant's executors, administrators, or any person or persons to whom an Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 9 hereof).

     13. Requirements of Law. The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

          The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Company may contractually provide in any Award Agreement for a holding period prior to the sale or disposition of shares of Stock acquired under an Option.

     14. No Rights as Shareholder. No Participant shall have rights as a shareholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

     15. Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Participant; and the right of the Company to terminate the employment of any Participant shall not be dismissed or affected by reason of the fact that an Option has been granted.

     16. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of any Option, for the same aggregate cash consideration, the same total number and class of shares as would have been received had the Option been exercised in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of Stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

          If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Section 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Section 9 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

          Except as hereinbefore expressly provided, the issue by the Company of shares of Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     17. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan and that any amendment, modification, revision or termination shall not effect any outstanding Options.

     18. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement (the "Award Agreement"), which shall be subject to the terms and conditions prescribed above and shall be signed by the Participant and by the President or any Executive Officer of the Company for and in the name and on behalf of the Company. The Award Agreement shall contain such other terms, conditions or limitations as the Committee in its discretion shall deem advisable.

     19. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of being or having been a member of the Committee, whether or not such member continues to be a member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which such member shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of such member's duty as a member of the Committee, or (b) in respect of any matter in which any settlement is effected, to any amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

     20. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any shares of Stock withheld as provided herein) sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Option or its exercise. The Committee may, in its sole discretion, permit a Participant to satisfy the withholding requirement, in whole or in part, by tendering shares of Stock held by the Participant at least twelve (12) months prior to their tender or by having the Company withhold shares of Stock having a Fair Market Value on the effective date of exercise equal to the minimum statutory total tax which could be imposed on the transaction. Any such election shall be irrevocable, made in writing and signed by the Participant.

     21. Effective Date of Plan. The Plan shall become effective and shall be deemed to have been adopted on January 15, 2002.

     22. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     23. Requirements of Law. The granting of Options and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     24. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.